Exhibit 99.4

                                    AGREEMENT

      THIS AGREEMENT (this "Agreement") dated August 15, 2007, is entered into between YA GLOBAL INVESTMENTS, L.P. (the "Purchaser") and CONNECTED MEDIA TECHNOLOGIES, INC. (the "Company").

1. Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Buyer shall purchase from the Company and the Company shall issue to the Buyer a Secured Convertible Debenture in the form attached hereto as Exhibit A (the "Debenture") in the face amount of $65,000.

2. Closing. The closing of the issuance of the Debenture shall occur within 1 business day of the satisfaction of all conditions precedent set forth in
Section 6 hereof at the offices of the Buyer (the "Closing").

3. Closing Procedure. At the Closing, the Company shall execute and deliver the Debenture and the Buyer shall pay the Purchase Price in accordance with the disbursement instructions set forth on Schedule I attached hereto.

4. Representations, Warranties, and Covenants of the Company. The Company makes the following representations, warranties and agreements and confirms the following understandings:

      (a) Organization and Qualification. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

      (b) SEC Documents: Financial Statements. Since January 1, 2005, except as disclosed on the Disclosure Schedule attached hereto, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods

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involved (except (i) as may be otherwise indicated in such Financial  Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Subscribers which is not included in the SEC
Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (c) 10(b)-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

      (d) Legal and Other Proceedings. Except as set forth in the SEC Documents, neither the Company, nor any of its affiliates or its executive officers or directors (in their capacity as executive officers or directors), is a party to any pending or, to the best knowledge of the Company, threatened, or unasserted but considered by it to be probable of assertion, claim, action, suit, investigation, arbitration or proceeding, or is subject to any order, judgment or decree that is reasonably expected by management of the Company to have, either individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings or results of operations of the Company. The Company is not, as of the date hereof, a party to or subject to any enforcement action instituted by, or any agreement or memorandum of understanding with, any federal or state regulatory authority restricting its operations or requiring that actions be taken, and no such regulatory authority has threatened any such action, memorandum or order against the Company and the Company has not received any report of examination from any federal or state regulatory agency which requires that the Company address any problem or take any action which has not already been addressed or taken in a manner satisfactory to the regulatory agency.

      (e) Authorization; Conflict; Valid and Binding Obligation. When issued in accordance herewith, the Debenture will be duly and validly authorized by all requisite corporate action of the Company. The Company has full right, power and capacity to execute, deliver and perform its obligations under the Debenture. No governmental license, permit or authorization and no registration or filings with any court, governmental authority or regulatory agency is required in connection with the Company's execution, delivery and/or performance of the Debenture, other than any filings required by applicable federal and state securities laws. The execution, delivery and performance of the Debenture, the consummation of the transactions herein contemplated and the compliance with the terms of the Debenture by the Company will not violate or conflict with any provision of the Articles of Incorporation, as amended or By-laws of the Company, or any agreement, instrument, law or regulation to which the Company is a party or by which the Company may be bound. The Debenture, upon

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execution  and delivery by the  Company,  will  represent  the valid and binding obligation of the Company enforceable in accordance with its terms.

      (f) The Company shall take all steps necessary within ninety days of the date hereof to effectuate an increase its authorized Common Stock by at least




$0.00001..

      (g) The Company reserve for issuance to the Buyer at least 618,483,911 shares of Common Stock (representing all remaining authorized but un-issued shares of its Common Stock) (the "Share Reserve") and provide its transfer agent with an irrevocable notice to create the Share Reserve on behalf of the Company on its book and records. Upon the Company's completion of its increase to its authorized Common Stock the Company shall increase the share reserve to 5,000,000,000 shares of Common Stock.

5. Use of Proceeds. The Company shall use the net proceeds of the Debenture for fees and expenses related to the filing of its 10-QSB for the period ended June 30, 2007, for professional fees relating to increasing its authorized common stock, and working capital purposes.

6. Fees and Expenses.

      (a) The Company shall pay to Yorkville Advisors, LLC ("Yorkville") $6,000 for monitoring and managing the investment by the Purchaser, pursuant to Yorkville's existing advisory obligations to the Purchaser.

      (b) The Company shall pay a structuring fee to Yorkville of $2,000.

7. Conditions Precedent. The obligations of the Buyer to purchase the Debenture shall be subject to the satisfaction by the Company or the following conditions precedent:

      a. The Company shall have executed and delivered to the Buyer the Convertible Debentures.

      b. The Company shall have provided to the Buyer a true copy of a certificate of good standing evidencing the formation and good standing of the Company from the secretary of state (or comparable office) from the jurisdiction in which the Company is incorporated, as of a date within 10 days of the Closing Date.

      c. The Company shall have created the Share Reserve.

8. Acknowledgement Concerning Filing of the 10-QSB. The Company confirms that the 10-QSB for the period ended June 30, 2007 is substantially ready to be filed with the SEC in accordance with all rules and regulations of filing thereunder. The Company acknowledges that the Buyer is relying on the Company's
representations   and  warranties  related  to  the  10-QSB  in  purchasing  the
Debenture.

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                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written above.

                                        BUYER:

                                        YA GLOBAL INVESTMENTS, L.P.

                                        By: Yorkville Advisors, LLC
                                        Its: Investment Advisor

                                        By: /s/ Mark Angelo
                                            ----------------------------
                                        Name:    Mark Angelo
                                        Title: Portfolio Manager

                                        COMPANY:

                                        CONNECTED MEDIA TECHNOLOGY, INC.

                                        By: /s/ Isidro Gonzalez
                                            ----------------------------
                                        Name: Isidro Gonzalez
                                        Title: President

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                               DISCLOSURE SCHEDULE

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                                    EXHIBIT A

                                FORM OF DEBENTURE

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                                   SCHEDULE I

                            DISBURSEMENT INSTRUCTIONS

      The purchase price shall be disbursed in immediately available U.S. funds, payable to the following parties:

Purchase Price     From YA Global Investments, LP                   $65,000

                   Less:  Structuring  Fee to Yorkville             ($2,000)
                   Advisors, LLC
                   Less:  Monitoring  Fee to  Yorkville             ($6,000)
                   Advisors, LLC
                                                                  --------------
Sub Total:                                                          $57,000

Disbursements:

                   To  Kirkpatrick and Lockhart Preston              $5,000
                   Gates Ellis LLP
                   To Salberg and Company                           $17,000
                                                                  --------------
Net Proceeds:      Net Proceeds Payable to the Company              $35,000

                          REMAINDER OF PAGE LEFT BLANK

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CONNECTED MEDIA TECHNOLOGY, INC.

By: /s/ Isidro Gonzalez
    ------------------------------
Name: Isidro Gonzalez
Its: President


YA GLOBAL INVESTMENTS, L.P.

By:      Yorkville Advisors, LLC
Its:     Investment Manager

By: /s/ Mark Angelo
    ------------------------------
Name:    Mark Angelo
Its:     Portfolio Manager